Exhibit 99.2

Second Quarter Earnings Conference Call September 30, 2009

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) generally adverse economic and industry conditions, including a decline in demand for the Company's products; (ii) the ability to maintain sufficient liquidity to realize current operating plans; (iii) the effect of receiving a going concern statement in the Company’s auditor's report on the Company’s 2009 audited financial statements; (iv) adverse economic conditions could cause further reevaluation of the fair value of our reporting segments and the write down of long-lived assets; (v) the cost and availability of raw materials; (vi) changes in the competitive environment of the Company; (vii) economic, political, or regulatory changes in the countries in which the Company operates; (viii) the ability to successfully integrate the operations of acquired businesses; (ix) the ability to attract, train and retain effective employees and management; (x) the ability to develop innovative products to maintain customer relationships; (xi) the impact of environmental issues, laws, and regulations; (xii) the Company's ability to finance and achieve the expected benefits of its manufacturing relocation plan or other restructuring plans; (xiii) volatility of financial and credit markets which would affect access to capital for the Company; (xiv) increased difficulty or expense in accessing capital because of the Company's delisting of common stock from the New York Stock Exchange; (xv) exposure to foreign exchange (gains) and losses; (xvi) need to reduce costs to offset downward price trends; (xvii) potential limitation on use of net operating losses to offset possible future taxable income; (xviii) dilution as a result of the issuance of a warrant to K Financing, LLC; and (xix) exercise of the warrant by K Equity, LLC may result in the existence of a controlling shareholder. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Income Statement Highlights 3 Non-GAAP For the Quarters Ended September 2008 June 2009 September 2009 $234.8 $150.2 $173.3 Net sales 28.0 20.6 25.2 Adjusted gross margin 7.1 4.8 5.5 Adjusted R&D expense 22.0 18.1 19.6 Adjusted selling, general and administrative expense 5.0 3.3 3.1 Adjusted net interest expense 14.8 12.3 13.3 Depreciation and amortization expense (1.1) (2.3) 0.1 Adjusted operating income (loss) (3.1) (11.1) (5.7) Adjusted net loss (0.04) (0.14) (0.07) Adjusted EPS (1.06) 0.31 (85.1) 25.1 (79.5) (2.5) 14.8 12.3 7.4 5.8 23.8 18.1 7.1 4.8 28.0 20.6 $234.8 $150.2 September 2008 June 2009 GAAP For the Quarters Ended September 2009 $173.3 Net sales 25.0 Gross margin 5.6 R&D expense 20.9 Selling, general and administrative expense 6.4 Net interest expense 13.3 Depreciation and intangibles amortization expense (2.9) Operating loss (93.1) Net income (loss) (1.15) EPS (Amounts in millions, except per share data)

Adjusted EBITDA 4 Adjusted EBITDA (in millions) 11.1 7.5 -14.2 9.9 13.6 -20 -15 -10 -5 0 5 10 15 Q2 FY09 Q3 FY09 Q4 FY09 Q1 FY10 Q2 FY10

Adjusted EBITDA Reconciliation to Pre-Tax Income 5 (Amounts in millions) Sept. 2008 Dec. 2008 March 2009 June 2009 Sept. 2009 Pre-tax income (loss) from continuing operations $ (83.9) $ (12.4) $ (2.7) $ 26.1 $ (91.4) Interest expense, net 7.4 6.6 7.7 5.8 6.4 Depreciation and amortization expense 14.8 12.3 13.2 12.3 13.3 Share-based compensation expense 0.3 0.2 - 0.2 1.4 Increase in value of warrant - - - - 81.1 Goodwill impairment charge 85.7 - - - - Write down of long-lived assets 1.2 - 2.5 - - (Gain)/loss on disposal of assets (28.5) 1.1 1.7 0.2 0.1 Gain on curtailment of benefits - - (30.8) - - (Gain) loss on early extinguishment of debt 2.2 - - (38.9) - Foreign exchange transaction (gain)/loss (4.2) (3.8) (6.7) 4.2 1.4 Restructuring charges 16.1 3.5 0.9 - 1.3 Adjusted EBITDA $ 11.1 $ 7.5 $ (14.2) $ 9.9 $ 13.6

Balance Sheet Highlights 6 (Amounts in millions, except percentages and days in receivables/payables) Second Quarter September Exchange Rate June 2009 Impact 2009 Cash and Cash Equivalents $57.4 $34.1 Restricted Cash $2.4 $2.3 Capital Expenditures $2.3 $1.4 Short-Term Debt $25.4 $19.9 Long-Term Debt 273.2 5.0 265.0 Debt Discount (39.9) (42.5) Total Debt $258.7 $242.4 Equity $294.6 $271.8 Net Working Capital (1) $219.0 2.0 $223.5 Days in Receivable 64 74 Days in Payables 35 36 (1) Includes only Accounts Receivable, Inventories and Accounts Payable

Second Quarter FY2010 GAAP to Non-GAAP Reconciliation 7 (Amounts in millions) GAAP Special Items Non-GAAP Sales $ 173.3 $ - $ 173.3 Cost of sales 148.3 (0.2) A 148.1 Gross margin/Adjusted gross margin 25.0 0.2 25.2 S G & A expense/Adjusted S G & A expense 20.9 (1.3) B 19.6 R & D expense 5.6 (0.1) C 5.5 Gain (loss) on disposal of assets 0.1 (0.1) D - Restructuring charges 1.3 (1.3) E - Operating income (loss)/Adjusted operating income (loss) (2.9) 3.0 0.1 Interest income (0.1) - (0.1) Interest expense/Adjusted interest expense 6.5 (3.3) F 3.2 Increase in value of warrant 81.1 (81.1) G - Other (income) expense, net 1.0 - 1.0 Loss before tax/Adjusted loss before tax (91.4) 87.4 (4.0) Income tax expense 1.7 - 1.7 Net income (loss)/Adjusted net loss with respect to Non-GAAP column $ (93.1) $ 87.4 $ (5.7) Notes: A - $0.2 million relates to cancellation of incentive plan B - $0.4 million relates to write off of capitalized advisor fees and $0.9 million relates to cancellation of incentive plan C - $0.1 million relates to cancellation of incentive plan D - $0.1 million relates to the disposal of fixed assets E - $1.3 million relates primarily to reduction-in-force restructuring activity in the Film and Electrolytics Business Group F - $3.3 million relates to cash debt issuance costs amortization and debt discount accretion G - $81.1 million relates to a mark-to-market adjustment associated with the Platinum closing warrant

First Quarter FY2010 GAAP to Non-GAAP Reconciliation 8 (Amounts in millions) GAAP Special Items Non-GAAP Sales $ 150.2 $ - $ 150.2 Cost of sales 129.6 - 129.6 Gross margin 20.6 - 20.6 S G & A expense 18.1 - 18.1 Gain (loss) on disposal of assets 0.2 (0.2) A - R & D expense 4.8 - 4.8 Operating loss/Adjusted operating loss (2.5) 0.2 (2.3) Interest income - - - Interest expense/Adjusted interest expense 5.8 (2.5) B 3.3 Gain on early extinguishment of debt (38.9) 38.9 C - Other (income) expense, net 4.5 - 4.5 Income (loss) before tax/Adjusted loss before tax 26.1 (36.2) (10.1) Income tax expense 1.0 - 1.0 Net income (loss)/Adjusted net loss with respect to Non-GAAP column $ 25.1 $ (36.2) $ (11.1) Notes: A - $0.2 million relates to net loss on disposal of fixed assets B - $2.5 million relates to cash debt issuance costs amortization and debt discount accretion C - $38.9 million relates to gain on early extinguishment of debt

Second Quarter FY2009 GAAP to Non-GAAP Reconciliation 9 (Amounts in millions) GAAP (1) Special Items Non-GAAP Sales $ 234.8 $ - $ 234.8 Cost of sales 206.8 - 206.8 Gross margin/Adjusted gross margin 28.0 - 28.0 S G & A expense/Adjusted S G & A expense 23.8 (1.8) A 22.0 R & D expense 7.1 7.1 Net gain on disposal of assets (28.5) 28.5 B - Impairment charges 86.9 (86.9) C - Restructuring charges 18.2 (18.2) D - Operating loss/Adjusted operating loss (79.5) 78.4 (1.1) Net interest expense/Adjusted net interest expense 7.4 (2.4) E 5.0 Loss on early extinguishment of debt 2.2 (2.2) F - Other (income) expense, net (5.2) - (5.2) Loss before tax/Adjusted loss before tax (83.9) 83.0 (0.9) Income tax expense 1.2 1.0 G 2.2 Net loss / Adjusted net loss with respect to Non-GAAP column $ (85.1) $ 82.0 $ (3.1) 1. - Results are adjusted for retrospective application of changes of accounting for convertible debt. Notes: A - $1.8 million relates to integration costs related to the Film and Electrolytic Business Group B - $28.5 million relates to the sale and disposal of assets C - $86.9 million includes a $85.7 million goodwill impairment charge and a $1.2 million long-lived asset impairment charge D - $16.1 million relates to a global headcount reduction plan and $2.1 million relates to the relocation of equipment E - $2.4 million of debt issuance amortization expense F - $2.2 million loss related to the early retirement of debt G - $1.0 million relates to the net tax effect of all the pre-tax special charges detailed above

Non-GAAP Financial Measures 10 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted net loss Adjusted net loss represents net loss, excluding certain special items which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net loss to evaluate the Company's operating performance and believes that Adjusted net loss is useful to investors because it provides a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net loss should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents pre-tax income before interest expense, and depreciation and amortization expense, adjusted to exclude restructuring charges, impairment write-downs, non-cash compensation expense, gain on curtailment of benefits, gain/loss on the sale of assets, gain/loss on the early retirement of debt, foreign exchange transaction gain/loss and increase in value of warrant. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures Continued 11 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by replying primarily on our GAAP results and using Adjusted EBITDA only supplementally.